Exhibit 99.1

Interval Leisure Group November 2015 Investor Presentation

2 Cautionary Language Concerning Forward-Looking Statements Information set forth in this communication, including statements regarding our future financial performance, our business prospects and strategy, anticipated financial position, liquidity, capital needs and other matters as well as financial estimates and statements as to the expected timing, completion and effects of the proposed merger between a wholly-owned subsidiary of Interval Leisure Group, Inc. (“ILG”) and Vistana Signature Experiences, Inc. (“Vistana”), which will immediately follow the proposed spin-off of Vistana from Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”), constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of ILG and are subject to significant risks and uncertainties outside of ILG’s control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that ILG stockholders may not approve the issuance of ILG common stock in connection with the proposed merger, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger, including Starwood’s spin-off of Vistana, may not be satisfied in a timely manner, (5) risks related to disruption of management time from ongoing business operations due to the proposed merger, (6) failure to realize the benefits expected from the proposed merger, (7) the effect of the announcement of the proposed merger on the ability of ILG to retain and hire key personnel and maintain relationships with its key business partners, and on its operating results and businesses generally, (8) adverse trends in economic conditions generally or in the vacation ownership, vacation rental and travel industries, or adverse events or trends in key vacation destinations, (9) adverse changes to, or interruptions in, relationships with third parties unrelated to the announcement, (10) lack of available financing for, or insolvency or consolidation of developers, (11) decreased demand from prospective purchasers of vacation interests, (12) travel related health concerns, (13) ILG’s ability to compete effectively and successfully and to add new products and services, (14) ILG’s ability to successfully manage and integrate acquisitions, (15) the occurrence of a termination event under the master license agreement with Hyatt, (16) ILG’s ability to market vacation ownership interests successfully and efficiently, (17) impairment of ILG’s assets, (18) the restrictive covenants in ILG’s revolving credit facility and indenture; (19) business interruptions in connection with ILG’s technology systems, (20) the ability of managed homeowners associations to collect sufficient maintenance fees, (21) third parties not repaying advances or extensions of credit, (22) fluctuations in currency exchange rates and (23) ILG’s ability to expand successfully in international markets and manage risks specific to international operations. Discussions of additional risks and uncertainties are contained in ILG’s filings with the U.S. Securities and Exchange Commission. ILG is not under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Safe Harbor

3 Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a wholly-owned subsidiary of ILG and Vistana. In connection with the proposed merger, ILG intends to file a registration statement on Form S-4, containing a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF ILG AND STARWOOD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about ILG, Starwood and Vistana, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by ILG will be made available free of charge on ILG’s investor relations website. Copies of documents filed with the SEC by Starwood will be made available free of charge on Starwood’s investor relations website. Participants in Solicitation ILG and its directors and executive officers, and Starwood and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of ILG common stock in respect of ILG’s stock issuance in connection with the proposed merger. Information about the directors and executive officers of ILG is set forth in the proxy statement for ILG’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2015. Information about the directors and executive officers of Starwood is set forth in the proxy statement for Starwood’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Safe Harbor

Presentation Overview 4 Part 1 ILG Today: Our Diversified Business Platform PART 1 ILG Today: Our Diversified Business Platform Part 2 ILG + Vistana: Creating a Leading, Integrated Shared Ownership Company Appendix

5 ILG Today: A Leading Global Provider of Non-traditional Lodging Services Development & Financing Sales & Marketing Vacation Rentals Resort Management Exchange Club Services Exchange & Rental Vacation Ownership Engages in sales, marketing and financing of vacation ownership interests and in the management of vacation ownership resorts (Management) Offers access to vacation accommodations and other travel-related transactions and services to leisure travelers through: timeshare exchange, vacation rental, membership services, and developer services (Exchange)

(1) Financial Performance of the U.S. Timeshare Industry, 2014 Edition, ARDA (2) Including Lock-offs (3) State of the Vacation Timeshare Industry: United States Study, 2015 Edition, ARDA (4) SEC Filings; 2003 and 2004 are unaudited 6 Well-Positioned In the Vacation Ownership Industry Improving economy and recovery of real estate market Reopened financial markets Continued industry consolidation Increased proportion of sales to first time buyers Transitioning from weeks to points based platforms 2013 2014 % Change Sales Volume ($ in billions) $7.6 $7.9 4% Number of Vacation Ownership Intervals Sold 370,610 397,120 7% Intervals Owned (millions) 8.5 8.7 2% Number of Units2 243,760 274,650 13% U.S. Industry Metrics1 Vacation Ownership Trends Industry contract sales3 and ILG Revenue4 $0 $100 $200 $300 $400 $500 $600 $700 $0 $2 $4 $6 $8 $10 $12 1998 2002 2006 2010 2014 $Millions $ Billions U.S. Vacation Ownership sales ($B) ILG Revenue ($M)

ILG Evolution: Platform of Business Leaders ILG Spinoff 2007 Acquired 2010 7 60’s 70’s 80’s 90’s 2008 2009 2010 2011 2012 2013 2015 2014 2007 Acquired 2007 Founded 1976 Acquired 2012 Acquired 2013 Acquired 2013 Acquired 2014 Spin-off from IAC in 2008 Founded 1968 Founded 1973 Founded 1981 Founded 1984 Founded 2001 Founded 1994

8 Exchange and Rental Offers access to vacation accommodations and other travel-related transactions and services to leisure travelers through: timeshare exchange, vacation rental, membership services, and developer services (Exchange) Approximately 2 million member families worldwide Fee-based business model with incremental revenue from transaction driven services Three main exchange platforms: Interval Network, Hyatt Residence Club and Trading Places International Revenue is principally derived from fees for rental services Services to more than 50 resorts in Hawaii, Orlando and other locations through Aston Hotels & Resorts, Aqua Hotels and Resorts, Instinct Hotel Collection and Lite Hotel brands Vacation Rentals Exchange Club Services FY2014 Revenue FY2014 Adj. EBITDA E&R 86% E&R 79%

E&R: Exchange

Provides proprietary platforms for vacation ownership clients to exchange purchased weeks (or points) for other leisure stays

- 1.8M members worldwide
- ~2,900 resorts in 80 countries
- Provides value-added services to developers

Membership Options[1]



Basic Membership
($89/year)


GOLD

Interval Gold
($59 incremental/year)



Interval Platinum
($129 incremental/year)


interval
INTERNATIONAL
TRADING PLACES
HYATT
RESIDENCE CLUB

- Provides transaction-driven services (Exchanges & Vacation Rentals)
- No membership required

- Deeded interest that converts to points in the Hyatt Residence Club
- ~30,000 members
- HRC points can be exchanged for
  - Stays at 16 HRC properties
  - Stays at Interval International member resorts
  - Hyatt Gold Passport points

(1) Pricing for U.S. customers

9

10 E&R: Rentals Hawaii Lodging Statistics1 One of the largest operators of resorts in Hawaii Hawaii’s ADR and Occupancy rates are higher than those for the U.S. market1 2014 ADR: Hawaii $242.63 vs. U.S. $114.98 2014 Occupancy: Hawaii 77.0% vs. U.S. 64.4% >50 resorts under management in Hawaii, Orlando and other locations Fee-based model for rental services and related management of hotels, condominium resorts and HOAs Related services provided: Sales, marketing & revenue management Accounting Purchasing support Interior decoration and renovation (1) Source: Smith Travel Research $100 $120 $140 $160 $180 $200 $220 $240 $260 60% 62% 64% 66% 68% 70% 72% 74% 76% 78% 2009 2010 2011 2012 2013 2014 Occupancy ADR

11 Vacation Ownership Engages in sales, marketing and financing of vacation ownership interests and in the management of vacation ownership resorts Exclusive global licensee of Hyatt brand 16 properties located across the U.S. and Caribbean Weekly intervals and fractional interests as deeded real estate Financing to eligible purchasers collateralized by the deeded interest (Management) Provides management services to nearly 200 vacation ownership properties and/or their associations Revenue is principally derived from cost-plus management arrangements Development & Financing Sales & Marketing Resort Management FY2014 Revenue FY2014 Adj. EBITDA VO 21% VO 14%

Vacation Ownership: Resort Management Fee for service, predictable revenues VRI/TPI manage resorts in the US, Mexico and Canada VRIE is a JV with CLC World to manage European timeshare resorts Spain, England, France and Portugal Provides management services to 16 HVO resorts with over 1,000 units Cost-plus management contracts Highly predictable fee streams “Sticky” contracts 12 154 187 191 36 Resorts Under Management

13 Vacation Ownership: Hyatt Vacation Ownership Sales and Marketing 7 active sales offices ~4 to 5 years of available inventory at current sales pace Estimated sales value: $500M to $550M Land at existing resorts to build in excess of 400 units Hyatt Coconut Plantation-Bonita Springs, FL Hyatt Wild Oak Ranch-San Antonio, TX Financing Portfolio of receivables ~$32M Low default rates FICO scores average >700 Average interest rate ~14%

14 Historical Financial Data and 2015 Guidance 2010 – 2014 CAGR 10.7% 2010 – 2014 CAGR 3.5% 2015 Guidance: ~ 3 – 3.5% of Total Revenue3 Guidance $690 - $700 Guidance $182 - $186 3 3 3 Guidance $105 - $115 Source: Company management (1) Refer to non–GAAP reconciliation in Appendix and Glossary of Terms (2) Free cash flow calculated as net cash provided by operating activities less CapEx; refer to the Glossary of Terms (3) Guidance given as of November 9, 2015. These expectations of future performance are for continuing operations and exclude the impact of any potential acquisitions or restructuring activities. Revenue and Adjusted EBITDA guidance for 2015 reflects the expectation of an adverse impact of foreign exchange on Revenue and Adjusted EBITDA by $10.0-12.5 million and $3.0-3.5 million, respectively, when compared with 2014 full year results. Adjusted EBITDA will be computed on a basis consistent with the reconciliation of the third quarter 2015 and 2014 results in the tables at the end of this presentation. Adjusted EBITDA ($MM) (1) Revenue ($MM) CapEx ($MM) Free Cash Flow ($MM) (2) $409.4 $428.8 $473.3 $501.2 $614.4 $300.0 $400.0 $500.0 $600.0 $700.0 2010 2011 2012 2013 2014 2015 $75.0 $82.9 $65.4 $95.2 $91.6 $50.0 $75.0 $100.0 $125.0 2010 2011 2012 2013 2014 2015 $152.4 $152.3 $157.1 $166.2 $175.1 $125.0 $150.0 $175.0 $200.0 2010 2011 2012 2013 2014 2015 $16.4 $13.0 $15.0 $14.7 $19.1 $10.0 $15.0 $20.0 $25.0 $30.0 2010 2011 2012 2013 2014

15 Bringing the Leading Brands Together A platform strengthened by successful acquisitions ILG has built an expansive portfolio of leisure businesses beginning with vacation exchange Company has grown by acquiring leading vacation rental, resort management and vacation ownership businesses Adding worldwide exclusive rights to the Sheraton® and Westin® brands in vacation ownership is strategically compelling

Presentation Overview 16 Part 1 ILG Today: Our Diversified Business Platform PART 2 ILG + Vistana: Creating a Leading, Integrated Shared Ownership Company Part 2 ILG + Vistana: Creating a Leading, Integrated Shared Ownership Company Appendix

17 Creating a Leading, Integrated Shared Ownership Company Structure Reverse Morris Trust with Vistana shares to be distributed to Starwood shareholders Immediately following the distribution, a wholly-owned subsidiary of ILG will merge into Vistana in a stock-for-stock transaction Vistana includes the SVO business plus 5 transferred Sheraton and Westin properties Value Approximately $1.5 billion at ILG 20-day VWAP at announcement, including $132 million cash distribution to Starwood Starwood shareholders will receive approximately 55% of the fully-diluted shares of the combined company, ILG shareholders will own approximately 45% on a fixed share basis Leadership ILG’s management team will retain current positions, Craig M. Nash continuing as Chairman & CEO of combined company; Jeanette Marbert as COO and William Harvey as CFO Vistana’s executive team, including Stephen Williams, COO, and Heather McGill, CFO, will continue to lead Vistana Board will be composed of 13 directors, comprised of 9 current ILG directors and 4 Starwood director appointees Closing Subject to customary closing conditions, including regulatory and ILG shareholder approvals Liberty Interactive Corporation and certain ILG executive officers have entered into voting and support agreements in favor of transaction representing ~31% of ILG shares outstanding Closing expected in the second quarter of 2016 17

Exclusive Global Licensee of Three Top Vacation Ownership Brands


Hyatt Residence Club
Sheraton Vacation Club
Sheraton Vacation Club in Development /Future Phases
Westin Vacation Club
Westin Vacation Club in Development / Future Phases
Fractional Residence
Transferred Properties
Unbranded
The Westin Desert Willow Villas, Palm Desert, CA
Hyatt Grand Aspen Aspen, CO
Sheraton Steamboat Resort Steamboat Springs, CO
Sheraton Vistana Villages Orlando, FL
Hyatt Carmel Highlands Carmel, CA
The Westin Resort & Spa Los Cabos, MX
Hyatt Sunset Harbor Key West, FL
The Westin St. John Resort & Villas
The Westin Ka'anapali Ocean Resort Villas, Maui, HI
The Westin Lagunamar Ocean Resort Villas & Spa, Cancun, MX
The Westin Princeville Ocean Resort Villas, Kauai, HI

18

Vistana: Attractive Collection of Assets Includes

interval leisure group



$415M	Unsecuritized vacation ownership notes[1]	• Securitizations of existing and future receivables to fund future developments • Recent branded securitizations have achieved >90% advance rates with interest rates of ~ 2.5%
$240M	Balance sheet value of inventory	• In villa-style resorts with high levels of owner/guest satisfaction
~$200M[2]	5 transferred world-class resorts	• Centered on proven vacation ownership markets • Future development with capital-efficient inventory management with phased construction and pre-construction financing • Provides new distribution points to support revenue growth
~$30M	Additional land held for development[3]	• Hawaii, Florida, Colorado, South Carolina, California, Mexico and St. John, USVI
14	Active sales centers	• Generated $739M of originated sales in peak sales year (2006) • Strategic marketing channels deliver predictable flow of qualified guests • Focus on resort guests with high propensity to tour and purchase vacation ownership products • Six new distribution points expected to be added through 2018

Notes: All amounts as of 9/30/15, in accordance with the basis of presentation used in Vistana's Form 10 filed September 22, 2015.
1 Net of allowances as of 9/30/2015
2 Estimated fair value
3 Excludes land to be retained by Starwood

19

Vistana: Attractive and Growing Resort Portfolio

interval leisure group.



Completed Inventory[1]
THE WESTIN PRINCEVILLE OCEAN RESORT VILLAS
THE WESTIN LAGUNAMAR OCEAN RESORT VILLAS
SHERATON VISTANA RESORT
THE WESTIN KIERLAND VILLAS
In Development and Future Phases[2]
THE WESTIN NANEA OCEAN VILLAS[3]
THE WESTIN ST. JOHN RESORT & VILLAS
SHERATON BROADWAY PLANTATION
SHERATON VISTANA VILLAGES
THE WESTIN DESERT WILLOW VILLAS
Transferred Properties[2]
THE WESTIN RESORT AND SPA, PUERTO VALLARTA
SHERATON KAUAI RESORT
THE WESTIN RESORT AND SPA, LOS CABOS[4]
SHERATON STEAMBOAT RESORT
THE WESTIN CANCUN RESORT AND SPA
$1.2bn
$3.1bn
$1.3bn
Expected Future Inventory Yield
$5.5 Billion

1 Completed Inventory yield based on pricing as of year-end 2014 and includes inventory on hand, projected returns due to mortgage receivable defaults in the future as well as projected purchases through 2018 from existing third party agreements and other third party sources.

2 Projections for "In Development and Future Phases" and "Transferred Properties" are based on inventory from build out of current active development projects and future conversion of transferred properties. Projected yield for these categories include 2% annual price growth and excludes future returns pursuant to GAAP accounting methodology. Yield projections are subject to change due to market dynamics, ongoing review of development, and operational performance within mortgage portfolio, sales and marketing and resort business lines

3 Artist rendering

4 Westin Resort and Spa, Los Cabos not currently operational.

20

Business has delivered strong performance YTD 2015 Modified Adjusted EBITDA1 for 2015 expected to be approximately $140M -$145M based on 8%-10% originated sales2 growth and ADR/occupancy growth in the management and resort operations segment 2018 Modified Adjusted EBITDA includes $21 million in targeted synergies Vistana: Growth Potential Notes: All financial information (other than targeted synergies) on this slide prepared by Vistana. Financial information presented excludes any impact related to the acquisition method of accounting. Please see appendix for non-GAAP financial measures reconciliation for Modified Adjusted EBITDA. Modified Adjusted EBITDA equals Pro forma Adjusted EBITDA excluding non-cash compensation ($4M for all scenarios) and including targeted synergies in 2018. Pro forma Adjusted EBITDA is in accordance with the basis of presentation used in the Vistana Form 10 filed September 22, 2015 and excludes the impact of the deferral adjustment associated with percentage of completion accounting guidelines reflecting its net impact on Vistana’s GAAP revenues and expenses and the operations of Starwood’s residential business, and includes the impact of pro forma adjustments related to royalty fees, management fees and credit facility fees. Originated sales represent the total amount of vacation ownership products under purchase agreements signed during the period where a down payment of at least ten percent of the contract price has been received, reduced by actual rescissions and cancellations as well as adjustments for incentives and other administrative fee revenues during the period. 21 2014 Originated Sales $323M Modified Adjusted EBITDA $116M 2015 Originated Sales $350M - $355M Modified Adjusted EBITDA $140M - $145M 2018 Originated Sales $440M - $550M Modified Adjusted EBITDA $185M - $220M

Vistana: 2018 Potential Growth Scenarios Notes: All financial information (other than targeted synergies) on this slide provided by Vistana and excludes any impact related to the acquisition method of accounting. 1 Originated sales represent the total amount of vacation ownership products under purchase agreements signed during the period where a down payment of at least ten percent of the contract price has been received, reduced by actual rescissions and cancellations as well as adjustments for incentives and other administrative fee revenues during the period. 2 Pro forma Adjusted EBITDA is in accordance with the basis of presentation used in the Vistana Form 10 filed September 22, 2015 and excludes the impact of the deferral adjustment associated with percentage of completion accounting guidelines reflecting its net impact on Vistana’s GAAP revenues and expenses, the operations of Starwood’s residential business and includes the impact of the pro-forma adjustments related to royalty fees, management fees and credit facility fees. Financial information presented excludes any impact related to the acquisition method of accounting as ILG is considered the accounting acquirer of VSE. 3 Modified Adjusted EBITDA equals Pro forma Adjusted EBITDA excluding non-cash compensation and including targeted synergies. Annualized originated sales growth scenarios 2015 Estimated Growth Case Based on the estimated growth rate between 2014 and 2015 Higher Growth Case Based on embedded inventory and expected additional distribution points Existing distribution capacity and infrastructure supports sales growth targets Historical peak sales reached $739M in 2006 Complementary growth in other segments based on historical performance Resort and Vacation Network Management increasing with growth in owner base, new development and inflation Revenue stream is contract based, predictable and recurring Resort Operations and Ancillary Services increasing with unit growth, investment in transferred properties and inflation Sales Growth Scenarios: Year ended 2018E (in millions) 2015 Estimated growth case Higher growth case 2018 Originated Sales1 $440 $550 Pro Forma Adjusted EBITDA2 $160 $195 Non-cash compensation 4 4 Targeted Synergies 21 21 Modified Adjusted EBITDA Including Synergies3 $185 $220 22

ILG & Vistana: A Powerful Combination

interval leisure group

- ✓ **Stronger financial profile to drive growth**
- ✓ **Leading diversified vacation ownership company with complementary product offerings**
- ✓ **Improved financial strength and flexibility**
- ✓ **Significant cost savings and revenue synergies**
- ✓ **Embedded growth opportunities with over $5 billion of future inventory yield**
- ✓ **Enhanced membership and exchange growth opportunities**

Industry-Leading Brands

interval international | vri | vri europe | Trading Places International
AQUA-ASTON HOSPITALITY | HYATT RESIDENCE CLUB | Sheraton VACATION CLUB | WESTIN VACATION CLUB

Diversified & Complementary Businesses

LTM Revenues June 30, 2015

ILG / $672 million[1]

- Vacation Ownership
- Exchange & Rental
- Pass-through revenue



19%
20%
60%

Vistana / $923 million[2]

- Sales of vacation ownership products
- Resort operations and ancillary services
- Cost reimbursements[3]
- Consumer financing
- Resort and vacation network management



7%
9%
37%
19%
28%

[1] Derived from ILG SEC filings
[2] Derived from the pro forma data in Vistana's Form 10 filed September 22, 2015; excludes the revenues related to the residential segment.
[3] Equivalent to ILG's pass-through revenue

23

Appendix 24

25 Recent Financial Performance (1) Balance is net of debt issuance costs which are presented as a direct reduction of gross debt (2) As of September 30, 2015. Not applicable as of December 31, 2014. Q3 2014 Q3 2015 Change Q3 2015 Change FY 2013 FY 2014 Change CONSOLIDATED REVENUE $146.7 $174.0 18.7% $176.7 20.4% $501.2 $614.4 22.6% Exchange and Rental $120.2 $124.9 3.9% $125.3 4.2% $442.4 $483.4 9.3% Vacation Ownership $26.5 $49.2 85.7% $51.3 94.0% $58.8 $131.0 122.7% CONSOLIDATED ADJUSTED EBITDA $44.4 $46.5 4.8% $47.4 6.7% $166.2 $175.1 5.4% Exchange and Rental $38.9 $39.3 1.2% $39.4 1.5% $157.1 $150.9 (3.9%) Vacation Ownership $5.5 $7.2 29.4% $7.9 43.2% $9.2 $24.2 164.1% SELECTED DATA Sept. 30, 2015 FY 2013 FY 2014 Cash $101.4 $48.5 $80.5 $415.3 $253.0 $488.0 Consolidated Secured Leverage Ratio (2) 0.45x N/A N/A Consolidated Total Leverage Ratio 2.63x 1.25x 2.88x Consolidated Interest Coverage Ratio 10.92x 36.56x 20.69x ($MM) Debt (1) Constant Currency

Non-GAAP Reconciliation Three Months Ended Sept. 30, 2015

interval leisure group

($MM)	2014 Exchange & Rental	2014 Vacation Ownership	2014 Consolidated	2015 Exchange & Rental	2015 Vacation Ownership	2015 Consolidated
Adjusted EBITDA	**$ 38.9**	**$ 5.5**	**$ 44.4**	**$ 39.3**	**$ 7.2**	**$ 46.5**
Non-cash compensation expense	(2.4)	(0.4)	(2.8)	(2.7)	(0.6)	(3.2)
Other non-operating income (expense), net	0.5	-	0.5	2.2	-	2.2
Acquisition related and restructuring costs	(0.4)	(0.5)	(0.8)	(0.2)	(1.4)	(1.6)
EBITDA	**36.6**	**4.7**	**41.3**	**38.7**	**5.2**	**43.9**
Amortization expense of intangibles	(1.7)	(1.1)	(2.9)	(2.2)	(1.4)	(3.5)
Depreciation expense	(3.6)	(0.2)	(3.8)	(4.0)	(0.4)	(4.4)
Less: Net income attributable to noncontrolling interest	-	0.8	0.8	-	0.6	0.6
Other non-operating income (expense), net	(0.5)	-	(0.5)	(2.2)	-	(2.2)
Equity in earnings in unconsolidated entities	-	-	-	-	(1.3)	(1.3)
Operating income	**$ 30.7**	**$ 4.2**	**34.9**	**$ 30.4**	**$ 2.7**	**33.0**
Interest income			0.1			0.3
Interest expense			(1.5)			(6.4)
Other non-operating income (expense), net			0.5			2.2
Equity in earnings from unconsolidated entities			-			1.3
Income tax provision			(11.8)			(10.7)
Net income			**22.1**			**19.7**
Net income attributable to noncontrolling interest			(0.8)			(0.6)
Net income attributable to common stockholders			**$ 21.3**			**$ 19.1**

26

27 Non-GAAP Reconciliation (Annual) (1) As filed with the SEC in our 2011 Form 10-K, recast to include Acquisition Related and Restructuring Costs as per definition of Adjusted EBITDA in the Glossary of Terms (2) As filed with the SEC in our 2013 Form 10-K (3) As filed with the SEC in our 2014 Form 10-K ($MM) 20101 20112 20122 20132 20143 Adjusted EBITDA $ 152.4 $ 152.3 $ 157.1 $ 166.2 $ 175.1 Non-cash compensation expense (10.1) (11.6) (10.9) (10.4) (11.4) Other non-operating income (expense), net (0.3) 1.6 (2.5) 0.3 2.0 Acquisition related and restructuring costs (0.9) (1.4) 0.1 (4.5) (7.1) Other special items - - (18.5) 3.5 - EBITDA 141.1 140.9 125.3 155.1 158.7 Amortization expense of intangibles (26.4) (27.3) (23.0) (8.1) (12.3) Depreciation expense (10.5) (13.3) (13.4) (14.5) (15.7) Less: Net loss (income) attributable to noncontrolling interest - - - 0.6 3.0 Equity in earnings from unconsolidated entities - - - - (4.6) Other non-operating income (expense), net 0.3 (1.6) 2.5 (0.3) (2.0) Loss on extinguishment of debt - - 18.5 - - Operating income 104.5 98.8 109.8 132.7 127.1 Interest income 0.4 1.3 1.8 0.4 0.4 Interest expense (35.8) (35.6) (25.6) (6.2) (7.1) Other non-operating income (expense), net (0.3) 1.6 (2.5) 0.3 2.0 Loss on extinguishment of debt - - (18.5) - - Equity in earnings from unconsolidated entities - - - - 4.6 Income tax provision (26.5) (24.9) (24.3) (45.4) (45.1) Net income 42.4 41.1 40.7 81.8 81.9 Net loss (income) attributable to noncontrolling interest - - - (0.6) (3.0) Net income attributable to common stockholders $ 42.4 $ 41.1 $ 40.7 $ 81.2 $ 78.9 Net cash provided by operating activities $ 91.4 $ 95.9 $ 80.4 $ 109.9 $ 110.7 Less: Capital Expenditures (16.4) (13.0) (15.0) (14.7) (19.1) Free Cash Flow $ 75.0 $ 82.9 $ 65.4 $ 95.2 $ 91.6

28 Reconciliation Non-GAAP Measures - 2015 Outlook (1) (2) (2) (3) Source: Company management (1) Guidance given as of November 9, 2015. These expectations of future performance are for continuing operations and exclude the impact of any potential acquisitions or restructuring activities. Revenue and Adjusted EBITDA guidance reflects the expectation of an adverse impact of foreign exchange. Based on actual result year-to-date and projected rates for the remainder of 2015, foreign exchange movements are expected to adversely impact 2015 revenue and Adjusted EBITDA by $10.0-12.5 million and $3.0-3.5 million, respectively, when compared with 2014 full year results. Adjusted EBITDA will be computed on a basis consistent with the reconciliation of the third quarter 2015 and 2014 results. (in millions) Low High Adjusted EBITDA 182 $ 186 $ Non-cash compensation expense (14) (14) Other non-operating income, net 3 3 Acquisition related and restructuring costs (2) (2) Amortization expense of intangibles (14) (14) Depreciation expense (17) (17) Interest, net (20) (20) Income tax provision (44) (46) Net income attributable to common stockholders 74 $ 76 $ Guidance Low High Net cash provided by operating activities 126 $ 140 $ Less: Capital expenditures (21) (25) Free cash flow 105 $ 115 $

Segment Adjusted EBITDA Margins 29 Adjusted EBITDA Margin Tables ($MM) Exchange and Rental Nine Months Ended September 30, Twelve Months Ended December 31, 2015 2014 2014 2013 Revenue $385.1 $367.1 $483.4 $442.4 Revenue excluding pass-through revenue $314.5 $305.8 $400.7 $395.0 Operating income $95.0 $94.4 $117.0 $130.6 Adjusted EBITDA $121.7 $119.5 $150.9 $157.1 Margin computations Operating income margin 24.7% 25.7% 24.2% 29.5% Operating income margin excluding pass-through revenue 30.2% 30.9% 29.2% 33.1% Adjusted EBITDA margin 31.6% 32.5% 31.2% 35.5% Adjusted EBITDA margin excluding pass-through revenue 38.7% 39.1% 37.7% 39.8% ($MM) Vacation Ownership Nine Months Ended September 30, Twelve Months Ended December 31, 2015 2014 2014 2013 Revenue $147.2 $80.1 $131.0 $58.8 Revenue excluding pass-through revenue $104.1 $67.1 $101.5 $42.0 Operating income $9.8 $12.9 $10.1 $2.2 Adjusted EBITDA $21.1 $16.7 $24.2 $9.2 Margin computations Operating income margin 6.6% 16.0% 7.7% 3.7% Operating income margin excluding pass-through revenue 9.4% 19.2% 10.0% 5.2% Adjusted EBITDA margin 14.4% 20.8% 18.5% 15.6% Adjusted EBITDA margin excluding pass-through revenue 20.3% 24.9% 23.8% 21.8%

Operating Metrics: E&R 30 Source: Company management (1) Refer to definitions contained in the Glossary of Terms (2) Excluding $4.1 MM related to a prior period item, average revenue per member for the year ended December 31, 2013 would have been $184.91 (3) RevPAR for 4Q-2013 and thereafter includes the contributions from Aqua Hospitality subsequent to our acquisition. Standalone Aston RevPar for 4Q-2013 was $122.10, $159.31 for 1Q-2014, $117.57 for 2Q-2014, $137.34 for 3Q-2014 and $107.02 for 4Q-2014 (recast of 2014 figures consistent with footnote 4) (4) Due to a change in industry reporting standards (effective January 1, 2015), quarterly and full year 2014 RevPAR has been recast from previously reported figures for comparative purposes. RevPAR for 2012 and 2013 are presented as previously reported 2012 2013 2014 2015 FY FY 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q Key Metrics(1) Exchange and Rental Revenue Total Exchange & Rental revenue (MM) $ 428.8 $ 442.4 $ 130.1 $ 116.8 $ 120.2 $ 116.3 $ 483.4 $ 135.6 $ 124.6 $ 124.9 % of Consolidated Revenue 90.6% 88.3% 82.8% 81.4% 82.0% 69.6% 78.7% 73.5% 71.7% 71.8% Exchange Transaction revenue (MM) $ 198.4 $ 198.9 $ 56.1 $ 47.3 $ 46.9 $ 42.9 $ 193.2 $ 56.3 $ 47.1 $ 46.7 Membership fee revenue (MM) $ 130.8 $ 135.2 $ 31.8 $ 31.6 $ 32.0 $ 32.0 $ 127.4 $ 32.3 $ 31.6 $ 31.3 Total active members (MM) 1.82 1.82 1.82 1.82 1.81 1.80 1.80 1.81 1.82 1.82 Average revenue per member(2) $ 182.39 $ 187.13 $ 49.30 $ 44.36 $ 44.57 $ 42.23 $ 180.55 $ 49.87 $ 44.17 $ 43.83 Rental Rental management revenue (MM) $ 27.1 $ 30.0 $ 13.9 $ 10.0 $ 13.0 $ 11.2 $ 48.1 $ 14.2 $ 11.4 $ 13.6 Available room nights (000) 1,497 1,537 762 775 761 796 3,095 774 793 754 RevPAR(3)(4) $ 130.28 $ 138.90 $ 130.76 $ 103.24 $ 124.46 $ 106.97 $ 116.20 $ 127.98 $ 106.01 $ 123.86 Year-to-Year Change Exchange and Rental Revenue Total Exchange & Rental revenue (MM) 3.3% 3.2% 6.6% 3.5% 12.8% 15.2% 9.3% 4.3% 6.7% 3.9% Exchange Transaction revenue (MM) 3.2% 0.3% (8.2%) (5.7%) 1.8% 3.2% (2.9%) 0.4% (0.4%) (0.3%) Membership fee revenue (MM) 1.0% 3.4% (4.6%) (14.2%) (0.8%) (2.3%) (5.8%) 1.4% (0.1%) (2.2%) Total active members (MM) 2.5% (0.6%) (0.5%) (0.2%) (0.2%) (0.9%) (0.9%) (0.4%) 0.1% 0.6% Average revenue per member(2) (0.2%) 2.6% (6.6%) (8.7%) 1.2% 1.4% (3.5%) 1.2% (0.4%) (1.7%) Rental Rental management revenue (MM) 9.2% 10.6% 60.2% 60.8% 61.4% 60.6% 60.7% 2.0% 13.7% 5.0% Available room nights (000) (2.6%) 2.7% 118.3% 112.9% 99.7% 80.2% 101.4% 1.6% 2.3% (0.9%) RevPAR(3) 16.9% 6.6% (21.4%) (20.1%) (14.5%) (10.5%) (16.3%) (2.1%) 2.7% (0.5%)

Operating Metrics: VO

interval leisure group.

	2012	2013	2014					2015		
	FY	FY	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q
Key Metrics[1]										
Vacation Ownership										
Total Vacation Ownership revenue (MM)	$ 44.5	$ 58.8	$ 27.0	$ 26.7	$ 26.5	$ 50.8	$ 131.0	$ 48.9	$ 49.1	$ 49.2
% of Consolidated Revenue	*9.4%*	*11.7%*	*17.2%*	*18.6%*	*18.0%*	*30.4%*	*21.3%*	*26.5%*	*28.3%*	*28.2%*
Management										
Management fee revenue (MM)	$ 27.9	$ 41.6	$ 22.7	$ 22.3	$ 22.1	$ 24.9	$ 92.0	$ 25.1	$ 24.9	$ 25.8
Pass-through revenue (MM)	$ 16.7	$ 17.2	$ 4.3	$ 4.4	$ 4.3	$ 16.5	$ 29.5	$ 15.3	$ 13.4	$ 14.4
Sales and Financing										
Sales and financing revenue (MM)	-	-	-	-	-	$ 9.5	$ 9.5	$ 8.6	$ 10.9	$ 9.0
Contract sales (MM)[2]	-	-	-	-	-	$ 24.7	$ 24.7	$ 28.1	$ 23.0	$ 25.6
Average transaction price[2]	-	-	-	-	-	$ 33,934	$ 33,934	$ 40,951	$ 31,745	$ 32,457
Volume per guest[2]	-	-	-	-	-	$ 3,380	$ 3,380	$ 4,348	$ 3,117	$ 3,374
Year-to-Year Change										
Vacation Ownership										
Total Vacation Ownership revenue (MM)	*229.0%*	*49.2%*	*109.5%*	*120.9%*	*109.8%*	*139.2%*	*122.6%*	*81.5%*	*83.9%*	*85.7%*
Management										
Management fee revenue (MM)	*264.8%*	*49.2%*	*159.1%*	*181.3%*	*170.8%*	*48.7%*	*121.2%*	*10.5%*	*11.4%*	*16.4%*
Pass-through revenue (MM)	*182.6%*	*3.3%*	*3.9%*	*6.0%*	*(2.3%)*	*264.9%*	*71.1%*	*257.7%*	*203.7%*	*231.4%*

Source: Company management
(1) Refer to definitions contained in the Glossary of Terms
(2) Previously reported figures have been recast pursuant to a refinement in the definition of contract sales.

31

Vistana: Non-GAAP to GAAP Reconciliations

interval leisure group.

(in millions)		Year Ended 2015E		Year Ended 2018E	
	Year Ended 2014	**Low**	**High**	**2015 Estimated growth case**	**Higher growth case**
Income before income taxes	$127	$133	$138	$154	$191
Depreciation and amortization	38	39	39	48	48
Percentage of completion deferral	1	8	8	3	3
Residential	(12)	–	–	–	–
Adjusted EBITDA[1]	**154**	**180**	**185**	**205**	**242**
Royalty Fees	(36)	(37)	(37)	(38)	(40)
Management Fees	(2)	(3)	(3)	(3)	(3)
Expenses for Credit Facilities	(4)	(4)	(4)	(4)	(4)
Pro-Forma Adjusted EBITDA[2]	**112**	**136**	**141**	**160**	**195**
Non-cash compensation	4	4	4	4	4
Targeted synergies	–	–	–	21	21
Modified Adjusted EBITDA[3]	**$116**	**$140**	**$145**	**$185**	**$220**

Note: Financial information (other than targeted synergies) on this slide prepared by Vistana. Financial information presented excludes any impact related to the acquisition method of accounting.

1 Adjusted EBITDA is in accordance with the basis of presentation used in the Vistana Form 10 filed September 22, 2015 and excludes the impact of deferral adjustment associated with percentage of completion accounting guidelines reflecting its net impact on Vistana's GAAP revenues and expenses and the operations of Starwood's residential business.

2 Pro forma Adjusted EBITDA includes the impact of the pro forma adjustments related to royalty fees, management fees and credit facility fees.

3 Modified Adjusted EBITDA equals Pro forma Adjusted EBITDA excluding non-cash compensation expense and includes targeted synergies in 2018.

32

33 Glossary Of Terms Acquisition related and restructuring costs - Represents transaction fees, costs incurred in connection with performing due diligence, subsequent adjustments to our initial estimate of contingent consideration obligations associated with business acquisitions, and other direct costs related to acquisition activities. Additionally, this item includes certain restructuring charges primarily related to workforce reductions and estimated costs of exiting contractual commitments. Adjusted earnings per share (EPS) is defined as adjusted net income divided by the weighted average number of shares of common stock outstanding during the period for basic EPS and, additionally, inclusive of dilutive securities for diluted EPS. Adjusted EBITDA - EBITDA, excluding, if applicable: (1) non-cash compensation expense, (2) goodwill and asset impairments, (3) acquisition related and restructuring costs, (4) other non-operating income and expense, and (5) other special items. ILG’s presentation of adjusted EBITDA may not be comparable to similarly-titled measures used by other companies, including Vistana. Adjusted net income is defined as net income attributable to common stockholders, excluding the impact of (1) acquisition related and restructuring costs, (2) other non-operating foreign currency remeasurements, and (3) other special items. Ancillary member revenue - Other Interval Network member related revenue including insurance and travel related services. Available room nights - Number of nights available for rental by Aqua-Aston at managed vacation properties, which excludes all rooms under renovation. Average revenue per member - Membership fee revenue, transaction revenue and ancillary member revenue for the Interval Network and Hyatt Residence Club for the applicable period, divided by the monthly weighted average number of Interval Network active members during the applicable period. Hyatt Residence Club revenue is included herein only since its date of acquisition.

34 Average transaction price – Contract Sales divided by the net number of transactions during the period subsequent to HVO’s October 1, 2014 acquisition. Constant currency – Represents current period results of operations determined by translating the functional currency results into dollars (the reporting currency) using the actual blended rate of translation from the comparable prior period. Management believes that the presentation of results of operations excluding the effect of foreign currency translations serves to enhance the understanding of ILG’s performance and improves period to period comparability of results from business operations. Contract sales – Total vacation ownership interests sold at consolidated and unconsolidated projects pursuant to purchase agreements, net of actual cancellations and rescissions, where we have met a minimum threshold amounting to a 10% down payment of the contract purchase price during the period. Contract sales are included herein only since HVO’s October 1, 2014 acquisition. EBITDA - Net income attributable to common stockholders excluding, if applicable: (1) non-operating interest income and interest expense, (2) income taxes, (3) depreciation expense, and (4) amortization expense of intangibles. Free cash flow - Cash provided by operating activities less capital expenditures. Gross lodging revenue - Total room revenue collected from all Aqua-Aston managed occupied rooms. Management fee revenue – Represents vacation ownership property management revenue earned by our Vacation Ownership segment exclusive of pass-through revenue. Membership fee revenue – Represents fees paid for membership in the Interval Network and Hyatt Residence Club. Other special items – consist of other items that we believe are not related to our core business operations. For 2012 such items relate to loss on extinguished debt and for 2013 to a prior period item, in each case as described in our prior filings with the SEC. Glossary Of Terms

35 Other revenue – includes revenue related primarily to exchange and rental transaction activity and membership programs outside of the Interval Network and Hyatt Residence Club, sales of marketing materials primarily for point-of-sale developer use, and certain financial services-related fee income. Pass-through revenue - Represents the compensation and other employee-related costs directly associated with managing properties that are included in both revenue and cost of sales and that are passed on to the property owners or homeowner associations without mark-up. Pass-through revenue of the Vacation Ownership segment also includes reimbursement of sales and marketing expenses, without mark-up, pursuant to contractual arrangements. Management believes presenting gross margin without these expenses provides management and investors a relevant period-over-period comparison Rental management revenue – Represents rental management revenue earned by our vacation rental businesses within our Exchange and Rental segment, exclusive of pass-through revenue. RevPAR - Gross Lodging Revenue divided by Available Room Nights for Aqua-Aston. Total active members - Active members of the Interval Network as of the end of the period. Active members are members in good standing that have paid membership fees and any other applicable charges in full as of the end of the period or are within the allowed grace period. All Hyatt Residence Club members are also members of the Interval Network. Transaction revenue – Interval Network and Hyatt Residence Club transactional and service fees paid primarily for exchanges, Getaways, reservation servicing and related transactions. Volume per guest – Contract sales divided by the total number of tours during the period subsequent to HVO’s October 1, 2014 acquisition. Glossary Of Terms